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[LOGO] PFL LIFE INSURANCE COMPANY
       4333 Edgewood Road NE . Cedar Rapids, Iowa 52499 . 319/398-8511\


March 10, 1998


VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Life Variable Annuity Account A
     File No. 811-08197, CIK 0001034624
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Variable Annuity Account A, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Atlas Insurance Trust, Dreyfus Variable Investment Fund, Endeavor Series Trust, Federated Insurance Series and WRL Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 24, 1998, Atlas Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 1031877), on March 3, 1998, Dreyfus Variable Investment Fund filed its annual report with the Commission via EDGAR (CIK: 813383), on March 3, 1998, Endeavor Series Trust filed its annual report with the Commission via EDGAR (CIK: 847254), on February 20, 1998, Federated Insurance Series filed its annual report with the Commission via EDGAR (CIK: 912577), and on February 20, 1998, WRL Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 778207). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/ Frank A. Camp
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Frank A. Camp
Division General Counsel
Financial Markets Division